HIGHLAND FLOATING RATE ADVANTAGE FUND

                           HIGHLAND FLOATING RATE FUND

                         Supplement Dated July 20, 2005
          To Class A, B and C Shares Prospectuses Dated January 1, 2005

         This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in
                        conjunction with the Prospectus.


On July 12, 2005, the Board of Trustees of each of Highland Floating Rate Advantage Fund and Highland Floating Rate Fund (the "Funds") unanimously voted to change the applicability of the Contingent Deferred Sales Charge ("CDSC") to certain purchases of Class A Shares of the Funds. Effective July 20, 2005, purchases of Class A shares bought in a single transaction at net asset value in amounts of $5 million or more will be subject to a 1.00% CDSC if such shares are sold, redeemed or exchanged within the first three months following such purchase, such three month period to commence on the first day of the month in which such shares were purchased. Accordingly, the Prospectuses are supplemented as noted below.

FOOTNOTE #4 TO THE "FUND EXPENSES" TABLE FOUND ON PAGE 8 OF THE PROSPECTUSES IS REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

(4) Class A shares bought in single transactions of less than $5 million and without an initial sales charge in accounts aggregating $1 million to $25 million are subject to a 1.00% CDSC if such shares are sold, redeemed or exchanged within the first 18 months after purchase. The 18-month period begins on the first day of the month in which the purchase was made. Class A shares bought in a single transaction in amounts of $5 million or more will be subject to a 1.00% CDSC if such shares are sold, redeemed or exchanged within the first three months after the purchase. The three month period begins on the first day of the month in which the purchase was made.

THE SUBSECTION ENTITLED "CLASS A SHARES" UNDER THE HEADING "MULTIPLE SHARE CLASSES" FOUND ON PAGE 33 OF HIGHLAND FLOATING RATE FUND AND PAGE 34 OF HIGHLAND FLOATING RATE ADVANTAGE FUND IS REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

CLASS A SHARES. Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment, if any, is based on the total amount of your additional purchases and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge, if any, differs depending on the amount you invest as shown in the table below.

                                       AS A % OF                  % OF OFFERING
                                       THE PUBLIC    AS A % OF    PRICE PAID TO
                                       OFFERING      YOUR NET     FINANCIAL
AMOUNT INVESTED                        PRICE         INVESTMENT   ADVISOR

Less than $100,000                      3.50            3.63         3.25
$100,000 to less than $500,000          2.25            2.30         2.00
$500,000 to less than $1,000,000        1.25            1.27         1.00
$1,000,000 or more*                     0.00            0.00         0.00

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* Class A shares  bought in single  transactions  of less  than $5  million  and without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold, redeemed or exchanged within the first 18 months after purchase. The 18-month period begins on the first day of the month in which the purchase was made. Class A shares bought in a single transaction in amounts of $5 million or more will be subject to a 1.00% CDSC if such shares are sold, redeemed or exchanged within the first three months after the purchase. The three month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchased through a fee-based program.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the Distributor as follows:

AMOUNT PURCHASED                                           COMMISSION %*

$1 million to less than $3 million                            1.00
$3 million to less than $5 million                            0.80
$5 million to less than $25 million                           0.50
$25 million or more                                           0.25

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* The  commission  to financial  advisors with respect to Class A shares is paid monthly in arrears based on the commission rates set forth in this table. Those rates will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first 12 months after the investment is made. In addition, for Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the Distributor on all purchases of less than $3 million.















                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                         PROSPECTUS FOR FUTURE REFERENCE